UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION
                                     Washington, DC 20549

                                           FORM 8-K

                                         CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) _____February 2, 2005

                                        3Si Holdings, Inc.
                                  _____________________________
                      (Exact name of registrant as specified in its chapter)

       Wyoming                        000-09358               83-0245581
(State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                   Identification No.)

         6886 S. Yosemite Street, Centennial, CO         80112
          (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code (720) 493-1660

           ________________________N/A_______________________________
          (Former name or former address, if changed since last report)

Section 5 - Changes in Corporate Governance and Management

Item 5.02

On or about January 27, 2005, Jerome K. Thorson resigned as the
Registrant's President and Chief Executive Officer. He will remain a member of the Registrant's Board of Directors.

Frederick J. Slack, who has been an Executive Vice President and
Director of the Registrant for more than five years, has been appointed as the Registrant's President and Chief Executive Officer from and after the date of this report.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       3Si Holdings, Inc.
Date       February 2, 2005            /s/Frank W. Backes
                                       Frank W. Backes, Chief Financial Officer